Ivy Funds

Supplement dated October 7, 2010 to the

Ivy Funds Prospectus dated July 30, 2010

The following is added to the end of the first paragraph of the “Your Account — Choosing a Share Class — Contingent Deferred Sales Charge” section on page 180 of the Ivy Funds prospectus:

For certain clients of non-affiliated third party broker-dealers and under certain circumstances, IFDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested.

The following replaces the third bullet point on page 182 in the “Your Account — Choosing a Share Class — The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:” section of the Ivy Funds prospectus:

■	for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by IFDI

The following is added after the third bullet point on page 182 in the “Your Account — Choosing a Share Class — The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:” section of the Ivy Funds prospectus:

■	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the selling broker-dealer was not paid an up-front commission by IFDI

The following replaces the first paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 194 of the Ivy Funds prospectus:

Self-directed Conversions: If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares, as described above in the section entitled “Class I shares,” you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares of the same Fund, subject to the discretion of IFDI to permit or reject such a conversion. Please contact Ivy Client Services directly to request a conversion.

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